Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated October 1, 2011, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Managers Cadence Capital Appreciation Fund’s (the “Fund” or “Capital Appreciation Fund”) investment objective is to seek growth of capital.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest, at least $25,000 in Class A shares of funds offered by the Managers Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 24 of the Fund’s prospectus and “Reductions and Waivers of Sales Charges” on pages 48–50 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or redemption proceeds)	1.00%[1]	5.00%	1.00%	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fee	0.45%	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%
Other Expenses[2]	0.48%	0.49%	0.44%	0.49%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2,3]	1.19%	1.95%	1.90%	1.45%
Fee Waiver and Expense Reimbursements[4]	(0.07)%	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2,3]	1.12%	1.88%	1.83%	1.38%

1 For purchases of Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed or exchanged for shares not subject to an initial sales charge within the first 18 months of purchase.

2 The amounts have been restated to reflect current fees and expenses, on an annualized basis, that the Fund has incurred since its reorganization into the Managers Cadence Capital Appreciation Fund on September 27, 2010.

3 The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

4 Managers Investment Group LLC (“Managers” or the “Investment Manager”) has contractually agreed, through at least October 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.72% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Class A, Class B, Class C and Class R shares would be 1.12%, 1.87%, 1.87% and 1.37%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

SUM044-1011

MANAGERS CADENCE CAPITAL APPRECIATION FUND SUMMARY PROSPECTUS

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through October 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$683	$918	$1,179	$1,923
Class B	$691	$898	$1,139	$1,974
Class C	$286	$583	$1,013	$2,210
Class R	$141	$445	$779	$1,723

The figures shown above for Class A and Class R shares would be the same whether you sold your shares at the end of a period or kept them. For Class B and Class C shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class B	$191	$598	$1,039	$1,974
Class C	$186	$583	$1,013	$2,210

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets in common stocks of U.S. companies with market capitalizations of $3 billion or more that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria). The Fund primarily invests in common stocks of large capitalization companies. Cadence Capital Management LLC (“Cadence” or the “Subadvisor”) employs a “growth-at-a-reasonable-price” (“GARP”) investment philosophy, allowing the team to invest in companies that exhibit both growth and value characteristics. In making investment decisions for the Fund, the Subadvisor considers companies in the Russell 1000® Index and the S&P 500 Index. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, earnings quality, and improvements in return on equity, and a series of value criteria, such as price-to-earnings ratios and free cash flow relative to enterprise value. The Subadvisor then subjects the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). Generally, the Fund will hold between approximately 70-95 securities.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate; in addition, equity REITs may be affected by changes in the value of their underlying properties.

Sector Risk—companies or issuers that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the technology sector currently, and may in the future, comprise a significant portion of the Fund’s portfolio. The technology industries may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.

2	Managers Investment Group

MANAGERS CADENCE CAPITAL APPRECIATION FUND SUMMARY PROSPECTUS

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad based securities market index. Annual returns shown in the bar chart do not reflect front end or deferred sales charges (loads), and if these amounts were reflected, returns would be less than those shown. Maximum sales charges (loads) are reflected in the annual returns table. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain performance information for the Fund please visit www.managersinvest.com or call 800.835.3879.

The performance information is that of the Fund’s Class A shares and includes historical performance of the Fund for periods prior to September 27, 2010, which was the date the Fund was reorganized from the Allianz CCM Capital Appreciation Fund to the Fund. The performance information shown in the table for Class R shares of the Fund is based on the prior performance of the Institutional Class shares (which are offered in a different prospectus) and has been adjusted to reflect the actual sales charges and higher operating expenses applicable to Class R shares.

Calendar Year Total Returns as of 12/31/10 (Class A)

Best Quarter: 13.60% (3rd Quarter 2009)

Worst Quarter: -22.53% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/10

Managers Cadence Capital Appreciation Fund	1 Year	5 Years	10 Years
Class A Return Before Taxes	15.71%	-2.06%	-1.08%
Class A Return After Taxes on Distributions	15.63%	-2.65%	-2.29%
Class A Return After Taxes on Distributions and Sale of Fund Shares	10.21%	-1.74%	-1.30%
Class B Return Before Taxes	16.52%	-2.03%	-1.04%
Class C Return Before Taxes	20.56%	-1.68%	-1.26%
Class R Return Before Taxes	22.09%	-1.20%	-0.83%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.21%	1.63%	-3.99%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary.

Managers Investment Group	3

MANAGERS CADENCE CAPITAL APPRECIATION FUND SUMMARY PROSPECTUS

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

Cadence Capital Management LLC (“Cadence”)

Portfolio Managers

William B. Bannick

Managing Director, Chief Investment Officer and Executive Vice

President of Cadence; Portfolio Manager of the Fund since 1992.

Robert L. Fitzpatrick

Managing Director of Cadence;

Portfolio Manager of the Fund since 2004.

Michael J. Skillman

Managing Director and Chief Executive Officer of Cadence;

Portfolio Manager of the Fund since 2006.

Robert E. Ginsberg

Portfolio Manager of Cadence;

Portfolio Manager of the Fund since August, 2011.

BUYING AND SELLING FUND SHARES

Subject to the investment minimums described below, purchases of Class B shares of the Fund are limited to purchases made by automatic reinvestment of dividends and capital gains distributions pursuant to the Fund’s automatic reinvestment plan.

Initial Investment Minimum

Class A and Class C

Regular Account: $2,000

Individual Retirement Account: $1,000

Additional Investment Minimum - All Accounts

All Classes: $100

Certain benefit plans and financial service firms may establish various minimum investment requirements for Class R shares, if applicable.

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4	Managers Investment Group